                                                                  EXHIBIT 10(nn)

                            AMENDMENT NUMBER SIX TO
                          LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER SIX TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of February 26th, 1999, among Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), El Torito Restaurants, Inc., a Delaware corporation ("El Torito"), and Chi-Chi's, Inc., a Delaware corporation ("Chi-Chi's"), on the other hand, with reference to the following facts:

          A. Foothill, on the one hand, and El Torito, Chi-Chi's, FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997, (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

          B. El Torito and Chi-Chi's (individually and collectively, jointly and severally, "Borrower") and FRI-MRD have requested that Foothill waive any Default under Section 7.4 of the Agreement resulting from
                                  -----------
          the failure of Borrower to notify Foothill of the acquisition of 2 parcels of real property, Unit No. ET 233 located at 1161 West Avenue "P", Palmdale, CA, and Unit No. ET 245 located at 5070 Redwood Drive, Rohnert Park, CA (collectively, the "Additional ET Properties"), the Additional ET Properties having been acquired for the purpose of the construction and sale-leaseback of El Torito restaurants, and that Foothill amend the Agreement to: (i) to increase the amount of Indebtedness permitted under Section 7.1 of the Agreement with respect to capital leases and purchase money financings for Equipment from $5,000,000 to $10,000,000, (ii) to permit additional Indebtedness in the amount of $1,800,000 representing L/C support for a new food distribution contract with SYSCO Foods through an amendment to
          Schedule 7.1, (iii) to permit further additional indebtedness in the
          ------------
          original principal amount of $1,600,000 payable by Koo Koo Roo Florida 102 J, Limited, a Florida limited partnership, and Koo Koo Roo Florida 103 J, Limited, a Florida limited partnership, to City National Bank of Florida and guaranteed by KKR through a further amendment to
          Schedule 7.1, and the grant of Liens by Koo Koo Roo Florida 102 J,
          ------------
          Limited and Koo Koo Roo Florida 103 J, Limited to secure such additional Indebtedness through an amendment to Schedule P-1, and (iv)
                                                          ------------
          permit the sale-lease-back of certain properties owned by KKR and HGI through an amendment to Schedule P-2;
                                  ------------

          C.  Foothill is willing to waive such Default under Section 7.4 of the
                                                              -----------
          Agreement and to so modify the Agreement in accordance with the terms and conditions hereof; and

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

          D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill, Borrower and FRI-MRD hereby agree as follows:

          1.   Definitions for this Amendment.
               ------------------------------

          Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Agreement, as amended hereby. For purposes of this Fourth Amendment only, the following initially capitalized terms shall have the following meanings:

               "Additional ET Properties" has the meaning set forth in Recital B
                ----------------------------------------------------------------
hereof.
-------

          2.  Amendments to the Agreement.
              ---------------------------

               a.   The definition of "Permitted Liens" contained in Section 1.1
                                                                     -----------
                    of the Agreement is amended and restated in its entirety to read as follows:

               "Permitted Liens" means:  (a) Liens granted to Foothill or any
                ---------------
     assignee under the Loan Documents, (b) Liens for unpaid taxes, assessments, and government charges that either (i) are not yet due and payable or (ii) are the subject of Permitted Protests, (c) Liens set forth on Amended and
                                                                   -----------
     Restated Schedule P-1, (d)(i) the interests of lessors or lessees under
     ---------------------
     operating leases and subleases, or (ii) the interests of licensees or franchisees under licenses or franchises of Borrower Intellectual Property to the extent constituting an Ordinary Course Disposition under clause (e) of the definition of Ordinary Course Disposition, (e)(i) Liens securing purchase money Indebtedness or capital leases permitted under Section
                                                                   -------
     7.1(g), so long as the Lien only attaches to the asset purchased or
     ------
     acquired, or (ii) Acquisition Liens, (f) Liens arising by operation of law, incurred in the ordinary course of business of FRI-MRD and its Subsidiaries and not in connection with the borrowing of money, and which Liens either
     (i) are for sums not yet due and payable, (ii) are the subject of Permitted Protests, or (iii) in the aggregate are de minimis in amount, (g) Liens arising from deposits made in connection with obtaining worker's compensation or other unemployment insurance, (h) Liens or deposits to secure performance of bids, tenders, contracts or leases (to the extent permitted under this Agreement), incurred in the ordinary course of business of FRI-MRD and its Subsidiaries and not in connection with the borrowing of money, (i) Liens arising by reason of security for surety or appeal bonds, (j) Liens of or resulting from any judgment or award that does not constitute an Event of Default hereunder, (k) Liens with respect to the Real Property Collateral, and the Anaheim Property, that are exceptions to the commitments for title insurance issued in connection with the Mortgages, and the Anaheim Mortgage as accepted by Foothill at the time of such issuance, (l) with respect to any Real Property, easements, rights of way, zoning and similar covenants and restrictions, and similar encumbrances that do not materially interfere with or impair the use or operation thereof by FRI-MRD or its Subsidiaries, (m) other Liens imposed by operation of law that do not

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     materially affect FRI-MRD's or its Subsidiaries ability to perform their respective obligations under the Loan Documents, (n) replacement or continued Liens granted to a Person who provides refinancing or continuation of Indebtedness pursuant to Section 7.1(h) hereof;
                                              --------------
     provided, that the replacement or continued Lien is limited to all or part of the properties or assets that secured the refinanced or continued Indebtedness, and (o) the pledge of the Pledged HGI Collateral pursuant to the Senior Secured Discount Note Agreement.

          b.  The definition of "Permitted Sale and Lease-backs" contained in

Section 1.1 of the Agreement is amended by deleting clause (b) thereof in its
-----------
entirety and inserting the following in replacement thereof:

               "(b) in respect of Chi-Chi's restaurant located in Greenfield, Wisconsin, the 5 existing El Torito restaurants identified on Schedule P-2,
                                                                   ------------
     and the properties of HGI and KKR identified on Schedule P-2."
                                                     ------------

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

               c.   Section 7.1(b) of the Agreement is amended and restated in
                    --------------
                    its entirety as follows:

               (b) Indebtedness as set forth on the Third Amended and Restated
                                                    --------------------------
     Schedule 7.1;
     ------------

               d.   Section 7.1(g) of the Agreement hereby is amended and
                    --------------
                    restated in its entirety to read as follows:

               (g) (i) Indebtedness in respect of capital leases or purchase money financings for Equipment so long as the acquisition of the subject asset or assets is not prohibited by Section 7.21 hereof and so long as the
                                          ------------
     aggregate principal amount of such Indebtedness outstanding at any one time does not exceed $10,000,000; and (ii) Indebtedness in respect of capital leases or purchase money financings for Real Property (and the related improvements thereto) acquired after the Closing Date; and

               e.   Schedule 7.1 of the Agreement hereby is amended, restated,
                    ------------
                    and replaced in its entirety by the Third Amended and
                                                        -----------------
                    Restated Schedule 7.1 attached hereto.
                    ---------------------

               f.   Schedule P-1 of the Agreement hereby is amended, restated,
                    ------------
                    and replaced in its entirety by the Amended and Restated
                                                        --------------------
                    Schedule P-1 attached hereto.
                    ------------

               g.   Schedule P-2 of the Amendment hereby is amended, restated,
                    ------------
                    and replaced in its entirety by the Amended and Restated P-2
                                                        ------------------------
                    attached hereto.

          3. Waiver of Event of Default. Foothill hereby waives any Default or Event of Default resulting from the failure of Borrower to notify Foothill of the acquisition of the Additional ET Properties (the "Designated Event of Default"). Such waiver is specific in time and in intent and does not constitute, nor should it be construed as constituting, except to the extent expressly set forth herein, a waiver or modification of any term of, or right, power, or privilege under, the Agreement, the other Loan Documents, or any agreement, contract, indenture, documents, or instrument mentioned therein. Nothing herein constitutes a waiver of any Event of Default, or any potential Event of Default related or preliminary thereto, based on facts or occurrences other than those on which the Designated Event of Default specifically were premised. Such waiver does not preclude any exercise or further exercise of any other right, power, or privilege under any Loan Document, including without limitation, the taking of any action or remedy based upon an Event of Default other than the Designated Event of Default.

          4.  Conditions Precedent to the Effectiveness of this Amendment.

          The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

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

               a. Foothill shall have received each of the following documents, in form and substance satisfactory to Foothill and its counsel, duly executed, and each such document shall be in full force and effect:

                    (1)      this Amendment;

                    (2)  the Reaffirmation and Consent (as hereinafter defined);

                    (3)  the Third Amended and Restated Schedule 7.1 to the
                             ---------------------------------------
                         Agreement;

                    (5)  the Amended and Restated Schedule P-1 to the Agreement;
                             ---------------------------------
                         and

                    (6)  the Amended and Restated Schedule P-2 to the Agreement.
                             ---------------------------------

               b. Foothill shall have received an amendment fee of $15,000, which fee is earned in full by Foothill, due and payable by Borrower to Foothill on the date hereof, and non-refundable when paid;

               c. The representations and warranties in Section 5 of this Amendment, the Agreement as amended by Section 2 of this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               d. After giving effect hereto, no Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, FRI-MRD, any Guarantor, Foothill, or any of their Affiliates;

               f. No material adverse change shall have occurred in the financial condition of Borrower, FRI-MRD, any Guarantor, or in the value of the Collateral; and

               g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been

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

                    delivered or executed or recorded and shall be in form and substance reasonably satisfactory to Foothill and its counsel.

          5.  Representations and Warranties.  Each Borrower party hereto and
              ------------------------------
FRI-MRD hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Agreement, as amended by this Amendment, constitute each Borrower party hereto and FRI-MRD's legal, valid, and binding obligation, enforceable against each Borrower party hereto and FRI-MRD in accordance with their terms.

          6.  Reaffirmation and Consent.  Concurrently herewith, FRI-MRD and
              -------------------------
Borrower shall cause each current Guarantor to execute and deliver to Foothill the Reaffirmation and Consent attached hereto as Exhibit A (the "Reaffirmation
                                                 ---------
and Consent").

          7.  Choice of Law and Venue; Jury Trial Waiver.  Section 13 of the
              ------------------------------------------
Loan Agreement is incorporated herein by this reference as though fully set forth herein.

          8.  Miscellaneous.
              -------------

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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

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                                       7

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                              FRI-MRD CORPORATION,
                              a Delaware corporation



                              By
                                ---------------------------------
                              Title:
                                    -----------------------------


                              EL TORITO RESTAURANTS, INC.,
                              a Delaware corporation



                              By
                                ---------------------------------
                              Title:
                                    -----------------------------


                              CHI-CHI'S INC.,
                              a Delaware corporation



                              By
                                ---------------------------------
                              Title:
                                    -----------------------------

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By
                                ---------------------------------
                              Title:
                                    -----------------------------

                                   EXHIBIT A
                                   ---------

                           Reaffirmation and Consent

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Six to Loan and Security Agreement, dated as of February 26th, 1999 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. This Reaffirmation and Consent may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Reaffirmation and Consent. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by internal laws of the State of California as more fully set forth in Section 13 of the Loan Agreement.

     FAMILY RESTAURANTS, INC.,
     a Delaware corporation
     FRI-MRD CORPORATION,
     a Delaware corporation
     FRI-ADMIN CORPORATION,
     a Delaware corporation
     EL TORITO FRANCHISING COMPANY,
     a Delaware corporation
     CCMR OF TIMONIUM, INC.,
     a Delaware corporation
     CCMR OF MARYLAND, INC.,
     a Delaware corporation
     CHI-CHI'S OF KANSAS, INC.,
    a Kansas corporation
     CHI-CHI'S OF GREENBELT, INC.,
     a Kentucky corporation
     CHI-CHI'S FRANCHISE OPERATIONS CORPORATION, a Kentucky corporation
     CCMR OF CATONSVILLE, INC.,
     a Kentucky corporation
     CCMR OF GREENBELT, INC.,
     a Kentucky corporation
     CCMR OF RITCHIE HIGHWAY, INC.,
     a Kentucky corporation
     CHI-CHI'S MANAGEMENT CORPORATION,
     a Kentucky corporation
     CCMR OF HARFORD COUNTY, INC.,
     a Kentucky corporation
     CHI-CHI'S OF SOUTH CAROLINA, INC.,
     a Kentucky corporation
     MAINTENANCE SUPPORT GROUP, INC.,
     a Kentucky corporation
     CCMR OF FREDERICK, INC.,
     a Kentucky corporation
     CCMR OF INNER HARBOR, INC.,
     a Kentucky corporation
     CHI-CHI'S OF WEST VIRGINIA, INC.,
     a Kentucky corporation
     CCMR ADVERTISING AGENCY, INC.,
     a Kentucky corporation
     CCMR OF GOLDEN RING, INC.,
     a Kentucky corporation
     KOO KOO ROO, INC.,
     a Delaware corporation
     THE HAMLET GROUP, INC.,
     a California corporation


     By _____________________________

     Title: ___________________________



     CCMR OF CUMBERLAND, INC.,
     a Kentucky corporation

     By _____________________________

     Title: Authorized Signatory

                                       11
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                                      12

                    THIRD AMENDED AND RESTATED SCHEDULE 7.1
                                  Indebtedness


Add the following to existing Schedule 7.1:


Indebtedness of Koo Koo Roo Florida 102J, Limited and Koo Koo Roo Florida 103J, Limited in an aggregate principal amount of $1,600,000 and guarantees thereof by KKR.

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

AMENDED AND RESTATED SCHEDULE P-1

                                Permitted Liens


Add to existing P-1:


Liens on leasehold interests of Koo Koo Roo Florida 102J, Limited and Koo Koo Roo Florida 103J, Limited and Liens and other personal real property of Koo Koo Roo Florida 102J, Limited and Koo Koo Roo Florida 103J, Limited related to such leasehold interests.

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

                       AMENDED AND RESTATED SCHEDULE P-2
             Permitted Sale and Lease-backs of Existing Restaurants


Add to existing P-2:


Property of KKR located at or adjacent to 262 South Beverly Drive, Beverly Hills, CA 90212

Property of HGI located at or adjacent to (i) 122 South Beverly Drive, Beverly Hills, CA 90212 and (ii) 4419 Van Nuys Blvd., Sherman Oaks, CA 91403.

                                       15